STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

April 6, 2006

Job Number
C20060406-1955

Corporation Number
C4794-1984

Filing Description	**Document Filing Number**	**Date/Time of Filing**
Amendment	20060221309-45	April 6, 2006 02:40:14 PM

Corporation Name
PRACTICEXPERT, INC.

Resident Agent
INCORP SERVICES, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

MICHAEL MANAHAN
23975 PARK SORRENTO STE 110
CALABASAS, CA 91302

April 6, 2006

Job Number: C20060406-1955

Job Contents:

NV Corp Filing Acknowledgement(s):	1
File Stamped Copy(s):	1

Special Handling Instructions:

AMEND SENT REG MAIL 04/07/06 - RSS

MICHAEL MANAHAN
23975 PARK SORRENTO STE 110
CALABASAS, CA 91302

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Job Receipt

April 6, 2006

Job Number: C20060406-1955
Account Number:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Amendment	20060221309-45	4/6/2006 2:40:14 PM	1	$175.00	$175.00
24 Hour Expedite	20060221309-45	4/6/2006 2:40:14 PM	1	$125.00	$125.00
Total					$300.00

Payments

Type	Description	Amount
Credit	Auth #166362 Ref #119944 Amer	$300.00
Total		$300.00

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Entity #
C4794-1984
Document Number:
20060221309-45
Date Filed:
4/6/2006 2:40:14 PM
In the office of

Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PracticeXpert, Inc

2. The articles have been amended as follows (provide article numbers, if available):

The total number of shares of stock which the Corporation shall have the authority to issue is an aggregate amount of 300,000,000, consisting of 250,000,000 shares of Common Stock, par value $0.001 par value per share ("Common Stock"), and 50,000,000 shares in six classes of Preferred Stock, having a par value per share of $0.001 ("Preferred Stock").

The relative rights, preferences, privileges, limitations and restrictions relating to the Preferred Stock are as set forth in the Statement of the Rights and Preferences of Preferred Stock of PracticeXpert, Inc., set forth on Exhibit A and by this reference incorporated herein.

Dividends may be paid upon the Common Stock as and when declared by the Board of Directors of the Corporation out of any funds legally available therefore."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: No vote required

4. Effective date of filing (optional): 4/6/06

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A

STATEMENT OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK OF PRACTICEXPERT, INC.

The Board of Directors of the Corporation shall have the authority, by resolution, to divide any or all of the shares of the Preferred Stock into, and to authorize the issuance of, one or more series, and with respect to each such series to establish and, prior to issuance to determine and fix:

(1) A distinguished designation for such series, the number of shares comprising such series, and the par value thereof, which number may be increased or decreased from time to time (but not below the number of shares then outstanding) by action of the Board of Directors;

(2) The rate and times at which and the other conditions upon which dividends on the shares may be declared and paid or set aside for payment, whether dividends shall be cumulative, and the date from which any dividends shall accrue;

(3) Whether or not the shares shall be redeemable and, if so, the price and the terms and conditions of such redemption;

(4) The amounts payable by preference or otherwise upon shares in the event of voluntary or involuntary liquidation, dissolution, winding up or distribution of the assets of the Corporation;

(5) Whether the shares shall be convertible or exchangeable for shares of any other class or series of securities of the Corporation, and if so, the terms and conditions of such conversion or exchange; and

(6) Whether or not the shares shall have voting rights, including the right to vote as a class on designated matters, such as, but not by way of limitation, the merger, consolidation or sale of substantially all of the Corporation's assets, or the approval of designated action by a greater than two-thirds (2/3rds) affirmative vote, and if so, the terms and conditions thereof and nay limitations thereon.

In the resolution establishing a new series of the Preferred Stock, the Board of Directors may provide for any other relative powers, preferences, rights, qualifications, limitations and restrictions of such series as are consistent with other terms of the Corporation's Articles of Incorporation.

All shares of all series, if any, of the Preferred Stock shall be identical, except as to the above-mentioned rights and preferences which the Board of Directors establishing a particular series shall otherwise provide, in the event amounts payable upon a liquidation preference shall participate ratably in any distribution in accordance with the sums which would be payable on such distribution, if all sums payable thereon to holders of all shares of Preferred Stock were discharged in full.

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF PRACTICEXPERT, INC.

The undersigned, being the duly elected and empowered President and Chief Executive Officer and Executive Vice President and Secretary of PracticeXpert, Inc., a Nevada corporation (the "Corporation"), and acting pursuant to NRS 78.385 and 78.390, do hereby affirm that the resolutions amending the Articles of Incorporation, as set forth herein, were duly adopted by the Board of Directors of the Corporation on June 19, 2005 and by the holders of a majority of the outstanding shares of common stock, par value $.001 per share (the "Common Stock"), of the Corporation on August 8, 2005.

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the Articles of Incorporation of the Corporation be amended by changing Article 5, so that as amended Article 5 shall be and read as follows:

> "The total number of shares of stock which the Corporation shall have the authority to issue is an aggregate amount of 300,000,000, consisting of 250,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock"), and 50,000,000 shares in six classes of Preferred Stock, par value $0.001 per share ("Preferred Stock").
>
> The relative rights, preferences, privileges, limitations and restrictions relating to the Preferred Stock are as set forth in the Statement of the Rights and Preferences of Preferred Stock of PracticeXpert, Inc., set forth on Exhibit A and by this reference incorporated herein.
>
> Dividends may be paid upon the Common Stock as and when declared by the Board of Directors of the Corporation out of any funds legally available therefor."

The registered owners of a majority of the outstanding shares of Common Stock, prior to the effective date of this Amendment, have entered into a written consent of lieu of meeting of stockholders approving the foregoing amendment effective August 8, 2005.

Dated: August 8, 2005

Jonathan Doctor
President and Chief Executive Officer

Zima Hartz
Executive Vice President and Secretary

JUL 17 2003

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4786
(775) 684-5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

FILED # C4794-84

JUL 09 2003

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)
- Remit in Duplicate –

1. Name of corporation: Thaon Communications, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The total number of shares of stock which the corporation shall have the authority to issue is 250,000,000 consisting of 200,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), and 50,000,000 shares in six classes of Preferred Stock, 8,000,000 having a par value per share of $1.00 and 42,000,000 having a par value per share of $0.001 ("Preferred Stock"). The Corporation is authorized to conduct a 20 for 1 reverse stock split of the outstanding shares of common stock.

The name of the corporation shall be changed to "PracticeXpert, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporate have voted in favor of the amendment is: 206,833,306 votes out of 248,927,579 total possible votes (83%) were submitted by written consent in favor of the amendment. The votes submitted consisted of 60,638 Series B Preferred Shares carrying 10 votes per share (606,380 votes), 1,845,000 Series C Preferred Shares carrying 15 votes per share (27,675,000 votes), 1,000,000 Series D Preferred Shares carrying 25 votes per share (25,000,000 votes), 70,000 Series E Preferred Shares carrying 2 votes per share (140,000 votes) and 153,411,926 shares of common stock carrying 1 vote per share.

4. Signatures (Required):

Jonathan Doctor, President

Zima Hartz, Secretary

(#150)

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4786
(775) 684-5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

FILED # C 4794-84

JAN 0 9 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock) - Remit in Duplicate –

1. Name of corporation: Thaon Communications, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The total number of shares of stock which the corporation shall have the authority to issue is 250,000,000 consisting of 200,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), and 50,000,000 shares in six classes of Preferred Stock, 8,000,000 having a par value per share of $1.00 and 42,000,000 having a par value per share of $0.001 ("Preferred Stock"). The Corporation is authorized to conduct a 50 for 1 reverse stock split of the outstanding shares of common stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporate have voted in favor of the amendment is: 106,973,823 votes out of 210,375,719 total possible votes (51%) were submitted by written consent in favor of the amendment. The votes submitted consisted of 3,000,000 Series D Preferred Shares carrying 25 votes per share (75,000,000 votes) and 31,973,823 shares of common stock carrying 1 vote per share.

4. Signatures (Required):

Adam Anthony, President

Jeanne Morgan, Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise, required, of the holder of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

01/09/2003 02:11P EHR25W Filed-Ybb-46

preference shall participate ratably in any distribution in accordance with the sums which would be payable on such distribution if all sums payable thereon to holders of all shares of Preferred Stock were discharged in full.

EXHIBIT A

STATEMENT OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK OF THAON COMMUNICATIONS, INC.

The Board of Directors shall have authority, by resolution, to divide any or all of the shares of the Preferred Stock into, and to authorize the issuance of, one or more series, and with respect to each such series to establish and, prior to issuance to determine and fix:

(1) A distinguished designation for such series, the number of shares comprising such series, and the par value thereof, which number may be increased or decreased from time to time (but not below the number of shares then outstanding) by action of the Board of Directors;

(2) The rate and times at which and the other conditions upon which dividends on the shares may be declared and paid or set aside for payment, whether dividends shall be cumulative, and the date from which any dividends shall accrue;

(3) Whether or not the shares shall be redeemable and, if so, the price and the terms and conditions of such redemption;

(4) The amounts payable by preference or otherwise upon shares in the event of voluntary or involuntary liquidation, dissolution, winding-up or distribution of the assets of the corporation;

(5) Whether the shares shall be convertible or exchangeable for shares of any other class or series of securities of the corporation, and if so, the terms and conditions of such conversion or exchange; and

(6) Whether or not the shares shall have voting rights, including the right to vote as a class on designated matters such as, but not by way of limitation, the merger, consolidation or sale of substantially all of the corporation's assets, or the approval of designated action by a greater than two-thirds (2/3rds) affirmative vote, and if so, the terms and conditions thereof and nay limitations thereon.

In the resolution establishing a new series of the Preferred Stock, the Board of Directors may provide for any other relative powers, preferences, rights, qualifications, limitations and restrictions of such series as are consistent with other terms of the corporation's certificate of incorporation.

All shares of all series, if any, of the Preferred Stock shall be identical except as to the above-mentioned rights and preferences which the Board of Directors establishing a particular series shall otherwise provide, in the event amounts payable upon liquidation

FILED # C4794-84

OCT 17 2001

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

AMENDMENT NUMBER 2
To the
ARTICLES OF INCORPORATION
Of
THAON COMMUNICATIONS, INC.

The undersigned, being duly elected and empowered President and Secretary, respectively, of **Thaon Communications, Inc.** a Nevada corporation, and acting pursuant to the provisions of Section 70.385 of the Nevada Private Corporations Law, do affirm that the resolutions amending the Articles of Incorporation in the following particulars were duly adopted by the Board of Directors of the Corporation on October 15, 2001 and by the holders of a majority of the outstanding shares of the corporation in the manner which shall hereinafter be set forth.

Resolved that Article Five of the Articles of Incorporation is hereby amended in full to read as follows:

"ARTICLE FIVE

The total number of shares of stock which the corporation shall have the authority to issue is 250,000,000 consisting of 200,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), and 50,000,000 shares in six classes of Preferred Stock, 8,000,000 having a par value per share of $1.00 and 42,000,000 having a par value per share of $0.001 ("Preferred Stock").

The relative rights, preferences, privileges, limitations and restrictions relating to the Preferred Stock are as set forth in the STATEMENT OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK OF THAON COMMUNICATIONS, INC. attached thereto as Exhibit A and by this reference incorporated herein.

Dividends may be paid upon the Common Stock as and when declared by the Board of Directors of the Corporation out of any funds legally available therefore."

The registered owners of 51% of the common shares of the Corporation outstanding, prior to the effective date of this Amendment, have entered into a written consent to the foregoing Amendment to the Articles of Incorporation effective October 15, 2001.

Dated: October 15, 2001

Adam Anthony, President

Robert McNeill, Secretary

preference shall participate ratably in any distribution in accordance with the sums which would be payable on such distribution if all sums payable thereon to holders of all shares of Preferred Stock were discharged in full.

EXHIBIT A

STATEMENT OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK OF THAON COMMUNICATIONS, INC.

The Board of Directors shall have authority, by resolution, to divide any or all of the shares of the Preferred Stock into, and to authorize the issuance of, one or more series, and with respect to each such series to establish and, prior to issuance to determine and fix:

(1) A distinguished designation for such series, the number of shares comprising such series, and the par value thereof, which number may be increased or decreased from time to time (but not below the number of shares then outstanding) by action of the Board of Directors;

(2) The rate and times at which and the other conditions upon which dividends on the shares may be declared and paid or set aside for payment, whether dividends shall be cumulative, and the date from which any dividends shall accrue;

(3) Whether or not the shares shall be redeemable and, if so, the price and the terms and conditions of such redemption;

(4) The amounts payable by preference or otherwise upon shares in the event of voluntary or involuntary liquidation, dissolution, winding up or distribution of the assets of the corporation;

(5) Whether the shares shall be convertible or exchangeable for shares of any other class or series of securities of the corporation, and if so, the terms and conditions of such conversion or exchange; and

(6) Whether or not the shares shall have voting rights, including the right to vote as a class on designated matters such as, but not by way of limitation, the merger, consolidation or sale of substantially all of the corporation's assets, or the approval of designated action by a greater than two-thirds (2/3rds) affirmative vote, and if so, the terms and conditions thereof and ney limitations thereon.

In the resolution establishing a new series of the Preferred Stock, the Board of Directors may provide for any other relative powers, preferences, rights, qualifications, limitations and restrictions of such series as are consistent with other terms of the corporation's certificate of incorporation.

All shares of all series, if any, of the Preferred Stock shall be identical except as to the above-mentioned rights and preferences which the Board of Directors establishing a particular series shall otherwise provide, in the event amounts payable upon liquidation

FILED # C479484

NOV 2 8 2000

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

ARTICLES OF AMENDMENT
To the
ARTICLES OF INCORPORATION
Of
THAON COMMUNICATIONS, INC.

The undersigned, being duly elected and empowered Vice President and Secretary, respectively, of **Thaon Communications, Inc.** a Nevada corporation, and acting pursuant to the provisions of Section 70.385 of the Nevada Private Corporations Law, do affirm that the resolutions amending the Articles of Incorporation in the following particulars were duly adopted by the Board of Directors of the Corporation on November 20, 2000 and by the holders of a majority of the outstanding shares of the corporation in the manner which shall hereinafter be set forth.
Resolved that Article Five of the Articles of Incorporation is hereby amended in full to read as followes:

"ARTICLE FIVE

The total number of shares of stock which the corporation shall have the authority to issue is 100,000,000 consisting of 75,000,000 shares of Common Stock, $0.001 par value share ("Common Stock"), and 25,000,000 shares of Preferred Stock, having a par value per share of $0.001 (The Preferred Stock).

The relative rights, preferences, privileges, limitations and restrictions relating to the Preferred Stock are as set forth in the STATEMENT OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK OF THAON COMMUNICATIONS, INC. attached thereto as Exhibit A and by this reference incorporated herein.

Dividends may be paid upon the Common Stock as and when declared by the Board of Directors of the Corporation out of any funds legally available therefore."

The registered owners of a majority of the common shares of the Corporation outstanding prior to the effective date of this Amendment have entered into a written consent to the foregoing Amendment to the Articles of Incorporation on November 20, 2000.

Dated: November 20, 2000

JAMES OGON, VICE-PRESIDENT & COO

PEARL ASENCIO, SECRETARY

p.3

09/28/00 19:12:55 Please Deliver To:-> STATE OF NEVADA Page 001

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER 4794-1984

CASTPRO.COM, INC.

(Name of Corporation)

A NEVADA CORPORATION (State of Incorporation)

FOR THE FILING PERIOD 7/31/00 TO 7/31/01

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is

Denise Williams
2485 E. Lake Blvd.
Carson City, NV 89704

☐ IF AGENT INFORMATION HAS CHANGED, PLEASE SEE ATTACHED INSTRUCTIONS ON HOW TO OBTAIN THE APPROPRIATE FORM

Office Use Only

00-01 FILED # C4794-84

NOV 15 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Important. Read instructions before completing and returning this form.

FILING FEE $85.00 LATE PENALTY $15.00

NAME	TITLE(S)	ADDRESS
Cameron Moriarity	PRESIDENT	11300 W. Olympic Blvd., #730, Los Angeles, CA 90064
Pearl Asencio	SECRETARY	11300 W. Olympic Blvd., #730, Los Angeles, CA 90064
Marge Rohr	TREASURER	11300 W. Olympic Blvd., #730, Los Angeles, CA 90064
Cameron Moriarity	DIRECTOR	(same as above)
Pearl Asencio	DIRECTOR	(same as above)
Marge Rohr and James Ocon	DIRECTOR	(same as above)

I hereby certify this annual list

X Signature of officer [signature] Title Secretary Date 11/14/00

$75 ajw

FILED # C4794-84

NOV 15 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

CASTPRO.COM

The undersigned, James Ocon and Pearl Asencio, do hereby certify as follows:

1. That James Ocon and Pearl Asencio, are the Vice President and Secretary, respectively, of CastPro.com, Inc., a Nevada corporation.

2. That original Articles of Incorporation of CastPro.com, Inc. formerly known as Engineering Services, Inc ,were filed with the Secretary of State of Nevada on July 13, 1984.

3. That the Board of Directors of said corporation at a meeting duly called on November 13, 2000, adopted a resolution to amend the Articles of Incorporation of the corporation as follows:

ARTICLE FIRST is hereby amended as follows:

FIRST: The name of the corporation is Thaon Communications, Inc.

4. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 29,645,500; that said amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

James Ocon, Vice President 11-14-00

Pearl Asencio, Secretary 11-14-00

CUSIP NUMBER	ISIN NUMBER	Issue Description	Rate	Maturity
148636 10 3	US1486361033	COM		

RECEIVED
FILE NO. 34965

CUSIP SERVICE BUREAU
STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc.
55 Water Street, New York, NY 10041

December 09, 1999

LORRAINE BRIGHTON-SMITH
INTERWEST TRANSFER CO INC
PO BOX 17136
SALT LAKE CITY, UT 84117

Ms. LORRAINE BRIGHTON-SMITH

This is in response to your request for the EXPRESS assignment of a Corporate CUSIP Number to:

ISSUER : CASTPRO COM INC
CUSIP Issuer Number: 148636

IMPORTANT NOTICE:

The CUSIP Service Bureau requires that FINAL documentation (i.e. prospectus or official statement in print or electronic form) be sent to the CUSIP Service Bureau as soon as it is available. 'Requestor' risks suspension and/or withdrawal of the CUSIP number(s) without the receipt of final documentation by the CUSIP Service Bureau within 10 days of the offering date

E-Mail addresses for electronic documents:		Print documents:
Corporate	cusip_corp @ mgh.com	CUSIP Service Bureau
Municipal	cusip_muni @ mgh.com	Standard & Poor's CUSIP Service Bureau
PPN	cusip_ppn @ mgh.com	55 Water Street, 47th Floor
International	cusip_global @ mgh.com	New York, NY 10041

'Requestor' receives a 10% discount on CUSIP applications made via the Internet. From the CUSIP home page (www.cusip.com), click the CUSIPRequest button.

Please call me at (212) 438-6565 with any questions

Sincerely yours,

Gerard Faulkner
Manager
CUSIP Service Bureau

The requested symbols in order of preference are as follows:

1. **"CPDC"**

2. **"CSPR"**

3. **"CASP"**

4. **"CSTP"**

5. **"KSTP"**

Will you please **assign a new trading symbol to CPC** and advise me of same as soon as possible. Please call me at (619) 280-8000 to let me know the new trading symbol.

I would appreciate your immediate attention to this request. Thank you for your courtesy in this matter.

Very truly yours,

CARMINE J. BUA, III

CJB:dic
Enclosures
cc/enc: CastPro.Com, Inc. (via fax)
FEDEX USA Airbill No. 8171 4947 4585

LAW OFFICES OF
CARMINE J. BUA

SUITE 333
3030 CAMINO DEL RIO NORTH
SAN DIEGO, CALIFORNIA 92108-1789
TELEPHONE (619) 280-8000
FACSIMILE (619) 280-8001

December 10, 1999 REPLY TO FILE NO. **3496S/3496CD**

Ms. Maria Taylor
Market Operations
NASDAQ Stock Market
No. 80 Merritt Boulevard
Trumbull, CT 06611

Re: **Request for New OTC Bulletin Board/ Electronic Quotation Service Trading Symbol Due to Corporate Name Change - CastPro.Com, Inc. formerly known as Deep Earth, Inc.**

Dear Ms. Taylor:

The undersigned is the Corporate Counsel and Assistant Secretary for CastPro.Com, Inc. ("CPC") formerly known as Deep Earth, Inc. ("Deep Earth"). The present trading symbol for Deep Earth is "DPER".

Pursuant to your specific instructions, enclosed please find copies of the following documents which reflect the issuance of CUSIP Number 14863 10 3 to CPC and the corporate name change:

1. CUSIP Notice Sheet - CUSIP Number Issuance to CastPro.Com, Inc.

2. Certificate of Amendment of Articles of Incorporation of Deep Earth, Inc. changing its name to "CASTPRO.COM, INC." filed with the Nevada Secretary of State on November 29, 1999.

As Corporate Counsel and Assistant Secretary for CPC, formerly known as Deep Earth, Inc., I hereby certify that the above listed enclosed documents are true, correct and accurate copies of these same documents retained in my files and/or filed with the Secretary of State, State of Nevada.

(75.00) PE

3496CD

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

NOV 2 9 1999

No. C 4794-84
Dean Heller
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

DEEP EARTH, INC.

The undersigned, CARMINE J. BUA, does hereby certify as follows:

1. I am the President and Secretary of DEEP EARTH, INC., a Nevada corporation.

2. The original Articles of Incorporation of DEEP EARTH, INC., formerly known as ENGINEERING SERVICES, INC., were filed with the Secretary of State of Nevada on July 13, 1984.

3. That the Board of Directors of said corporation via an Action By Unanimous Written Consent of Board of Directors effective as of November 24, 1999, adopted a resolution to amend the Articles of Incorporation of the corporation as follows:

ARTICLE FIRST is hereby amended to read as follows:

FIRST: The name of the corporation is **CASTPRO.COM, INC.**

4. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 388,500; that said amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

CARMINE J. BUA
President and Secretary

c:\corp.2\3496\AOI.dic

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

NOV 23 1998

No. C4144-14

DEAN HELLER, SECRETARY OF STATE

(3/14 ...)

STATE OF NEVADA
OFFICE OF THE SECRETARY OF STATE
New Capitol Complex
Carson City, Nevada 89710

Phone (702) 687-5203
Fax (702) 687-3471

Certificate of Revival Pursuant to NRS 78.730

(Read instructions on reverse side) (Please remit with at least one copy)

1. The name of the corporation: Engineering Services Inc.
(name must appear exactly the same as last recorded in this office)

2. The name and address of the corporation's resident agent:
Denise Williams
2485 Eastlake Blvd
Carson City, NV 89701
(physical address of Resident Agent)
(mailing address, if different from physical)

3. The date when the revival of the charter is to commence or be effective, which may be, before the date of the certificate: 17 November, 1998

4. Indicate whether or not the revival is to be perpetual, and if not perpetual, the time for which the revival is to continue. The corporation's existence shall be: (PERPETUAL) or ______
(Time for which the revival is to continue)

5. The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of this chapter.

6. The names and addresses of the president, secretary and treasurer and all of the corporation's directors are as follows:

Russell R. Noerring 5821 Emigration Canyon, SLC, UT 84108
(president) (address)

Justine K. Noerring, 1165 La Contessa, SLC, UT 84108
(secretary) (address)

(treasurer) (address)

(director) (address)

(director) You may attach additional pages, if necessary

The undersigned declare that they have obtained written consent of all the stockholders of the corporation and the unanimous consent was secured and that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.

[signature]
(signature)

(signature)

NOTARY PUBLIC
JACKIE LONG
4700 South 900 East #41B
Holladay, UT 84117
My Commission Expires
April 24, 2002
STATE OF UTAH

State of UTAH County of SALT LAKE
Signed and sworn to (or affirmed) before me on NOV. 16, 1998
by RUSSELL NOERRING (name)
(name)
Jackie Long (Notarial Officer)

11/24/1998 10:01 AM SH FY99-000-29246

ARTICLE FIFTEEN
LIABILITY OF DIRECTORS AND OFFICERS

No Director, Officer or Agent, to include counsel, shall be personally liable to the Corporation or its Stockholder for monetary damage for any breach shall be presumed that in accepting the position as an Officer, Director, Agent or Counsel, said individual relied upon and acted in reliance upon the terms and protections provided for by this Article. Notwithstanding the foregoing sentences, a person specifically covered by this Article, shall be liable to the extent provided by applicable law, for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or for the payment of dividends in violation of NRS 78.300

ARTICLE SIXTEEN
ELECTION REGARDING NRS 78.378 - 78.3793 AND 78.411 - 78.444

This corporation shall NOT be governed by nor shall the provisions of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444 in any way whatsoever affect the management, operation or be applied in this Corporation. This Article may only be amended by a majority vote of not less than 90% of the then issued and outstanding shares of the Corporation. A quorum of outstanding shares for voting on an Amendment to this article shall not be met unless 95% or more of the issued and outstanding shares are present at a properly called and noticed meeting of the Stockholders. The super-majority set-forth in this Article only applies to any attempted amendment to this Article.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 1900, that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Russell Noerring, President

NOTARY PUBLIC
CHRISTINE M. BLAKELY
4700 S. 900 E., 41-8
Salt Lake City, UT 84117
My Commission Expires
November 11, 2002
STATE OF UTAH

Justine Noerring, Secretary/Treasurer

Lynn Noerring, Director

State of Utah
County of Salt Lake

On: May 20, 99, personally appeared before me, a Notary Public, Russell Noerring and Justine Noerring who acknowledged that they executed the above instrument

Christine M. Blakely
Notary Public

Article VI which presently reads as follows:

ARTICLE SIX
Directors

The members of the covering Board shall be styled "directors", and the number of such directors shall be three (3). The Board of Directors, or the Stockholders, at any regular meeting or special meeting called for that purpose by resolution may increase or decrease the number of members of the Board of Directors as may be deemed advisable, provided that the number of said Directors may not be decreased to less than three nor more than seven.

Is here amended to read as follows:

The Directors are hereby granted the authority to do any act on behalf of the Corporation as may be allow by law. Any action taken in good faith shall be deemed appropriate and in each instance where the Business Corporation Act provides that the Director may act in certain instances where the Articles of Incorporation so authorize, such action by the Directors, shall be deemed to exist in these Articles and the authority granted by said Act shall be imputed hereto without the same specifically having been enumerated herein.

The Board of Directors may consist of from one (1) to nine (9) directors, as determined from time to time, by the then existing Board of Directors.

NAME	ADDRESS
Russell Noerring	5821 Emigration Canyon Salt Lake City, Utah 84108
Justine Noerring	[illegible] La Contessa Salt Lake City, Utah 84117
[illegible] Noerring	5821 Emigration Canyon Salt Lake City, Utah 84108

THE FOLLOWING NEW ARTICLES ARE HEREBY ADOPTED

ARTICLE FOURTEEN
COMMON DIRECTORS

As provide by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated in this Article as though more fully set-forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

Jun-01-99 11:53A P.02

E499-70989

(#100.-)

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN 0 1 1999

C 4794-84

Dean Heller
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF DEEP EARTH, INC.

We the undersigned, Russell Noerring, President and Justine Noerring, Secretary and Lynn Noerring Director of Deep Earth, Inc., do hereby certify that the Board of Directors of said corporation at a meeting duly convened, held on the 20th day of May, 1999 adopted a resolution to amend the original articles as follows:

Article VI which presently reads as follows:

ARTICLE FIVE

Stock

The total authorized capital stock of the Corporation shall consist of twenty-five hundred (2,500) shares of stock with no par value per share. All of the said capital shall carry full voting power and the shares thereof shall be issued fully paid at such time as the Board of Directors may designate in exchange for cash, real or personal property, services, the stock of ther corporations, or other rights, things, or interests, and the judgement of the Board of Directors as to the exchange value thereof shall be conclusive and binding on the Corporation for all intents and purposes.

And all shares of stock issued by the Corporation, the fixed consideration for which has been paid or delivered, shall be deemed fully said stock and not liable for any further call or assessment thereof. If for any reason the amount of any capital stock is to be increased over and above that originally issued by this Corporation, such increases shall be offered to and may be subscribed to by the then existing stockholders in proportion to their share holdings at the time, for such amounts as may be determined to be the offering price of the stock to either shareholders or non-shareholders.

Is hereby amended to read as follows:

ARTICLE FIVE

Authorized Capital Stock

The total authorized capital stock of the Corporation is 100,000,000 shares of Common Stock, with a par value of $0.001 (1 mil). All stock when issued shall be deemed fully paid and non-assessable. No cumulative voting, on any matter to which Stockholders shall be entitled to vote, shall be allowed for any purpose.

The authorized stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation.

Dean Heller
Secretary of State

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

NOV 23 1998

No. C 4794-94

Dean Heller
DEAN HELLER SECRETARY OF STATE

STATE OF NEVADA
OFFICE OF THE SECRETARY OF STATE
101 N. CARSON ST., STE. 3
CARSON CITY, NEVADA 89701-4786

Telephone 702.687.5203
Fax 702.687.3471
Web site http://sos.state.nv.us

Application for Revival
(Pursuant to NRS 78.185)
- Remit in Duplicate -

This application authorizes the office of the Secretary of State of Nevada to revive:

ENGINEERING SERVICES, INC

(name of corporation at time of revocation or dissolution)

Other name under which the corporation desires its corporate existence to be revived:

DEEP EARTH, INC.

[signature]
Authorized Officer

11/17/98
Date

Notice: This form is to be used if the name of the corporation (at the time of revocation or dissolution) has been legally acquired by another entity whose name is on file with the Secretary of State.

pursuant to the vote of the holders of at least a majority of the capital stock issued and outstanding and entitled to be voted, to sell, lease, assign, exchange, transfer, or otherwise dispose of, upon such terms and conditions as its Board of Directors may deem expedient and for the best interest of the Corporation, all or substantially all of its property, business, and assets, including the good will and corporate franchise, but not otherwise.

TWELFTH: The Board of Directors by vote of the majority thereof, shall have power and authority to make or amend its by-laws, to fix the amount of cash or other assets to be reserved as working capital.

THIRTEENTH: The Corporation, through its by-laws, shall have power and authority to make such provisions as may from time to time be deemed necessary or advisable for the promotion of the interests of this Corporation; and the Corporation may, through its by-laws, confer such powers, priviledges, authorities, and duties upon its Board of Directors as it may deem necessary or advisable; and may also delegate and confer such powers and duties as it may deem necessary or advisable upon an executive committee or other committees; and this Corporation and its Board of Directors shall and may exercise all rights, powers and priviledges of whatsoever kind and nature, whether specifically provided herein or not, which may now or hereinafter be confered upon similar corporations organized under and by virtue of the laws of the State of Nevada.

IN WITNESS WHEREOF, the undersigned incorporators have executed these Articles of Incorporation this 21st day of June, 1984.

Richard T Daley

Charlotte Tampke

[signature]

STATE OF NEVADA

(SEAL)

COUNTY OF CLARK

On this ___ day of ________, 19__, personally appeared before me, the undersigned, a Notary Public in and for Clark County, Nevada, Richard T. Daley, Dwight W. Meierhenry, and Charlotte A. Tampke, known to be the persons described in and who executed the foregoing Articles of Incorporation of: **ENGINEERING SERVICES INC.** and who severally acknowledged to me that they executed the same of their own free will and volition and for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my hand and official seal the day and year above written.

[signature]
Notary Public

Notary Public - State of Nevada
COUNTY OF CLARK
PATRICIA A. MOULTRAY
My Appointment Expires ... 22, 1985

FIFTH: The total authorized capital stock of the Corporation shall consist of twenty-five hundred (2,500) shares of stock with no par value per share.

All of the said capital stock shall carry full voting power and the shares thereof shall be issued fully paid at such time as the Board of Directors may designate in exchange for cash, real or personal property, services, the stock of other corporations, or other rights, things, or interests, and the judgement of the Board of Directors as to the exchange value thereof shall be conclusive and binding on the Corporation for all intents and purposes.

And all shares of stock issued by the Corporation, the fixed consideration for which has been paid or delivered, shall be deemed fully paid stock and not liable for any further call or assessment thereof, if for any reason the amount of any capital stock is to be increased over and above that originally issued by this Corporation, such increases shall be offered to and may be subscribed to by the then existing stockholders in proportion to their share holdings at that time, for such amounts as may be determined to be the offering price of the stock to either shareholders or non-shareholders.

SIXTH: The members of the covering Board shall be styled "directors", and the number of such directors shall be three (3). The Board of Directors, or the Stockholders, at any regular meeting or special meeting called for that purpose by resolution may increase or decrease the number of members of the Board of Directors as may be deemed advisable; provided, that the number of said Directors may not be decreased to less than three nor more than seven.

SEVENTH: The names and Post Office addresses of the first Board of Directors are as follows:

NAME:	ADDRESS:
Richard T. Daley	6601 Fredonia Dr., Las Vegas, Nevada
Charles E. Rhodes	4009 Fortune Dr., Las Vegas, Nevada
Dwight W. Meierhenry	1544 Santa Anita Dr., Las Vegas, Nevada

EIGHTH: The names and Post Office addresses of the incorporators subscribing their names to these Articles of Incorporation are as follows:

NAME:	ADDRESS:
Richard T. Daley	6601 Fredonia Dr., Las Vegas, Nevada
Dwight W. Meierhenry	1544 Santa Anita Dr., Las Vegas, Nevada
Charlotte A. Tampke	7221 Bronze Circle, Las Vegas, Nevada

NINTH: The private property of the Stockholders of this Corporation shall be, are hereby, and are made forever exempt from the debts of the Corporation.

TENTH: This Corporation shall have perpetual existence.

ELEVENTH: The Board of Directors shall have the power and authority

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

3 1984

SECRETARY OF STATE

6794-84

FILING FEE: $75.00

BY: NEVADA DATA INC.
738 EAST SSHARA AVENUE
LAS VEGAS, NEVADA 89104

ARTICLES OF INCORPORATION

OF

ENGINEERING SERVICES INC.

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under and by the virtue of the laws of the State of Nevada relating to a general corporation, and we do hereby state and certify:

FIRST: That the name of the said corporation shall be: ENGINEERING SERVICES INC.

SECOND: That the location of the principal office of the corporation within the State of Nevada shall be at: 738 E. Sahara Avenue, Las Vegas, Nevada, 89104.

It is hereby expressly provided that other office or offices for the transaction of the business of the Corporation may be maintained at such place, or places, either within or outside the State of Nevada, as may from time to time be named and selected by its Board of Directors, or may be provided in the by-laws of this Corporation, and any and all business transacted by any Stockholder's or Director's meeting of said Corporation, held outside of the State of Nevada, shall be as effectual for all purposes as though said meeting held at the principal office and place of business of said Corporation in the State of Nevada.

THIRD: That the nature of the business, and the objects and purposes proposed to be transacted, promoted, or carried on by this Corporation are as follows:

To carry on any lawful business or businesses, and to engage in any and every line of activity and business enterprise which the Board of Directors may from time to time designate and authorize; to carry on any and all of its operations or business in any county, country, state, province, location, territory, or place in the world; and to establish head and branch offices and places of business wherever it may deem advisable; and to do any and all of its matters and things hereinabove set forth to the natural persons might or could do, and in any part of this world, either as persons, agents, contractors, trustees, or otherwise, alone or in the company of others.

FOURTH: The objects and powers specified in any clause contained in these articles shall not in any wise limit or restrict by reference to, or in inference from, the terms of any other clause of these articles, and the foregoing enumeration of powers, as specified, shall not be held to limit or restrict in any manner the general powers of the Corporation and the enjoyment thereof as confered by the laws of the State of Nevada upon corporations organized under the general corporation laws of said state.

SECRETARY OF STATE

STATE OF NEVADA

Certificate of Amendment to Certificate of Designation filed April 10, 2003.

Certificate of Amendment to Articles of Incorporation and changing name to PRACTICEXPERT, INC. filed July 9, 2003.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, **PRACTICEXPERT, INC.**, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since July 13, 1984, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on April 15, 2004.

Dean Heller

DEAN HELLER
Secretary of State

By Chal

Certification Clerk

SECRETARY OF STATE

STATE OF NEVADA

Certificate of Amendment to Articles of Incorporation changing name to THAON COMMUNICATIONS, INC. filed November 15, 2000.

Certificate of Amendment to Articles of Incorporation filed November 28, 2000.

Certificate of Amendment to Articles of Incorporation filed October 17, 2001.

Certificate of Designation filed October 17, 2001.

Certificate of Designation filed October 17, 2001.

Certificate of Designation filed October 17, 2001.

Certificate of Designation filed October 17, 2001.

Certificate of Designation filed October 17, 2001.

Certificate of Designation filed October 17, 2001.

Certificate of Amendment to Certificate of Designation filed November 13, 2001.

Certificate of Amendment to Certificate of Designation filed March 12, 2002.

Certificate of Amendment to Certificate of Designation filed March 20, 2002.

Certificate of Amendment to Certificate of Designation filed April 22, 2002.

Certificate of Amendment to Certificate of Designation filed July 22, 2002.

Certificate of Amendment to Articles of Incorporation filed January 9, 2003.

SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF EXISTENCE
(INCLUDING AMENDMENTS)

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I FURTHER CERTIFY, that the following is a list of all organizational documents on file in this office for

PRACTICEXPERT, INC.

Articles of Incorporation for ENGINEERING SERVICES INC. filed July 13, 1984.

Certificate of Revival and changing name to DEEP EARTH, INC. filed November 23, 1998.

Certificate of Amendment to Articles of Incorporation filed June 1, 1999.

Certificate of Amendment to Articles of Incorporation changing name to CASTPRO.COM, INC. filed November 29, 1999.